Exhibit 99.1

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)

                                 April 30, 2011

                          Index to Financial Statements

Content                                                                    Pages
-------                                                                    -----

Report of Independent Registered Public Accounting Firm ..................  F-1

Balance Sheet as of April 30, 2011 .......................................  F-2

Statement of Operations for the period from April 11, 2011
 (Inception) through April 30, 2011 ......................................  F-3

Statement of Stockholder's Deficit for the period from
 April 11, 2011 (Inception) through April 30, 2011 .......................  F-4

Statement of Cash Flows for the period from April 11, 2011
 (Inception) through April 30, 2011 ......................................  F-5

Notes to the Financial Statements ........................................  F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholder of Stevia Ventures International Ltd.
(A development stage company)
Indianapolis, Indiana

     We have audited the accompanying balance sheet of Stevia Ventures International Ltd (a development stage company) (the "Company"), as of April 30, 2011 and the related statements of operations, stockholder's deficit and cash flows for the period from April 11, 2011 (inception) through April 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2011, and the related statements of operations, stockholder's deficit and cash flows for the period from April 11, 2011 (inception) through April 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has a deficit accumulated during the development stage at April 30, 2011 and had a net loss and net cash used in operating activities for the period from April 11, 2011 (inception) through April 30, 2011, respectively with no revenue earned since inception, all of which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Li & Company, PC
--------------------------------
Li & Company, PC
Skillman, New Jersey
June 29, 2011

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)
                                  Balance Sheet


                                                                       April 30,
                                                                         2011
                                                                       --------
Assets

Current Assets
  Cash                                                                 $     --
                                                                       --------
Total current assets                                                         --

Total Assets                                                           $     --
                                                                       ========
Liabilities and Stockholder's Deficit

Current Liabilities
  Accrued expenses                                                     $  2,145
                                                                       --------

Total current liabilities                                                 2,145
                                                                       --------
Stockholder's Deficit
  Common stock, $1.00 par value; 50,000 shares authorized;
   100 shares issued and outstanding                                        100
  Deficit accumulated during the development stage                       (2,245)
                                                                       --------

Total Stockholder's Deficit                                              (2,145)
                                                                       --------

Total Liabilities and  Stockholder's Deficit                           $     --
                                                                       ========


                 See accompanying notes to financial statements

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)
                             Statement of Operations


                                                                    For the
                                                                  Period from
                                                                 April 11, 2011
                                                                  (Inception)
                                                                    through
                                                                   April 30,
                                                                     2011
                                                                   --------

REVENUE                                                            $     --
                                                                   --------
OPERATING EXPENSES
  Accounting and legal                                                2,145
  Office and miscellaneous                                              100
                                                                   --------

Loss before income taxes                                             (2,245)

Provision for income taxes                                               --
                                                                   --------

Net loss                                                           $ (2,245)
                                                                   ========

Net loss per common share - basic and diluted                      $ (22.45)
                                                                   ========

Weighted average number of common shares outstanding -
 basic and diluted                                                      100
                                                                   ========


                 See accompanying notes to financial statements

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)
                       Statement of Stockholder's Deficit
     For the period from April 11, 2011 (Inception) through April 30, 2011

                                                                             Deficit
                                                                           Accumulated
                                                                            During the         Total
                                                     Common Stock          Development      Stockholder's
                                                Shares         Amount         Stage           Deficit
                                                ------         ------         -----           -------
Balance, April 11, 2011 (inception)                --          $   --        $    --          $    --

Shares  issued to founder on April 11, 2011
 at par value of $1.00 per share                  100             100             --              100

Net loss                                           --              --         (2,245)          (2,245)
                                               ------          ------        -------          -------

Balance, April 30, 2011                           100          $  100        $(2,245)         $(2,145)
                                               ======          ======        =======          =======


                 See accompanying notes to financial statements

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)
                             Statement of Cash Flows

                                                                    For the
                                                                  Period from
                                                                 April 11, 2011
                                                                  (Inception)
                                                                    through
                                                                   April 30,
                                                                     2011
                                                                   --------
Cash Flows from operating activities:
  Net loss                                                         $ (2,245)
  Adjustments to reconcile net loss to
   cash used in operating activities:
     Common stock issued for compensation                               100
  Changes in operating assets and liabilities
     Accrued expenses                                                 2,145
                                                                   --------

Net Cash Used in Operating Activities                                    --
                                                                   --------

NET CHANGE IN CASH                                                       --

CASH AT BEGINNING OF PERIOD                                              --
                                                                   --------

CASH AT END OF PERIOD                                              $     --
                                                                   ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                    $     --
                                                                   ========

  Taxes paid                                                       $     --
                                                                   ========


                 See accompanying notes to financial statements

                       Stevia Ventures International Ltd.
                          (A Development Stage Company)
                                 April 30, 2011
                          Notes to Financial Statements


NOTE 1 - ORGANIZATION AND OPERATIONS

Stevia Ventures International Ltd. (the "Company") was incorporated in the British Virgin Islands on April 11, 2011. Initial operations have included organization and incorporation, target market identification, new product development, marketing plans, and capital formation. A substantial portion of the Company's activities has involved developing a business plan and establishing contacts and visibility in the marketplace. The Company has generated no revenues since inception. The Company's business activities will be focused on Stevia agriculture and distribution.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

DEVELOPMENT STAGE COMPANY

The Company is a development stage company as defined by section 810-10-20 of the FASB Accounting Standards Codification. The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated since inception have been considered as part of the Company's exploration stage activities.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles of the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. The more significant areas requiring the use of estimates include asset impairment, stock-based compensation, and future income tax amounts. Management bases its estimates on historical experience and on other assumptions considered to be reasonable under the circumstances. However, actual results may differ from the estimates.

FISCAL YEAR END

The Company elected April 30 as its fiscal year ending date.

CASH EQUIVALENTS

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification ("Paragraph 820-10-35-37") to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company's financial assets and liabilities, such as accrued expenses, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at April 30, 2011; no gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the period ended April 30, 2011.

REVENUE RECOGNITION

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement that the services have been rendered to the customer, the sales price is fixed or determinable, and collectability is reasonably assured.

INCOME TAXES

The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification ("Section 740-10-25"). Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.
Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of
Section 740-10-25.

NET LOSS PER COMMON SHARE

Net loss per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period. There were no potentially dilutive shares outstanding as of April 30, 2011.

COMMITMENTS AND CONTINGENCIES

The  Company  follows   subtopic   450-20  of  the  FASB  Accounting   Standards
Codification to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

CASH FLOWS REPORTING

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method ("Indirect method") as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

SUBSEQUENT EVENTS

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued the FASB Accounting Standards Update No. 2010-06 "FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820) IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS", which provides amendments to Subtopic 820-10 that require new disclosures as follows:

     1. Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.
     2. Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level
          3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarify existing disclosures as follows:

     1. Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities.
     2. Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3.

This Update also includes conforming amendments to the guidance on employers' disclosures about postretirement benefit plan assets (Subtopic 715-20). The conforming amendments to Subtopic 715-20 change the terminology from MAJOR CATEGORIES of assets to CLASSES of assets and provide a cross reference to the guidance in Subtopic 820-10 on how to determine appropriate classes to present fair value disclosures. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

In  August  2010,  the  FASB  issued  ASU  2010-21,  "ACCOUNTING  FOR  TECHNICAL
AMENDMENTS TO VARIOUS SEC RULES AND SCHEDULES: AMENDMENTS TO SEC PARAGRAPHS PURSUANT TO RELEASE NO. 33-9026: TECHNICAL AMENDMENTS TO RULES, FORMS, SCHEDULES AND CODIFICATION OF FINANCIAL REPORTING POLICIES" ("ASU 2010-21"), was issued to conform the SEC's reporting requirements to the terminology and provisions in ASC 805, BUSINESS COMBINATIONS, and in ASC 810-10, CONSOLIDATION. ASU No. 2010-21 was issued to reflect SEC Release No. 33-9026, "Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies," which was effective April 23, 2009. The ASU also proposes additions or modifications to the XBRL taxonomy as a result of the amendments in the update.

In August 2010,  the FASB issued ASU 2010-22,  "ACCOUNTING  FOR VARIOUS  TOPICS:
TECHNICAL CORRECTIONS TO SEC PARAGRAPHS" ("ASU 2010-22"), which amends various SEC paragraphs based on external comments received and the issuance of SEC Staff Accounting Bulletin (SAB) No. 112, which amends or rescinds portions of certain SAB topics. The topics affected include reporting of inventories in condensed financial statements for Form 10-Q, debt issue costs in conjunction with a business combination, sales of stock by subsidiary, gain recognition on sales of business, business combinations prior to an initial public offering, loss contingent and liability assumed in business combination, divestitures, and oil and gas exchange offers.

In December 2010, the FASB issued the FASB Accounting Standards Update No. 2010-28 "INTANGIBLES--GOODWILL AND OTHER (TOPIC 350): WHEN TO PERFORM STEP 2 OF THE GOODWILL IMPAIRMENT TEST FOR REPORTING UNITS WITH ZERO OR NEGATIVE CARRYING AMOUNTS" ("ASU 2010-28").Under ASU 2010-28, if the carrying amount of a reporting unit is zero or negative, an entity must assess whether it is more likely than not that goodwill impairment exists. To make that determination, an entity should consider whether there are adverse qualitative factors that could impact the amount of goodwill, including those listed in ASC 350-20-35-30. As a result of the new guidance, an entity can no longer assert that a reporting unit is not required to perform the second step of the goodwill impairment test because the carrying amount of the reporting unit is zero or negative, despite the existence of qualitative factors that indicate goodwill is more likely than not impaired. ASU 2010-28 is effective for public entities for fiscal years, and for interim periods within those years, beginning after December 15, 2010, with early adoption prohibited.

In December 2010, the FASB issued the FASB Accounting Standards Update No. 2010-29 "BUSINESS COMBINATIONS (TOPIC 805): DISCLOSURE OF SUPPLEMENTARY PRO FORMA INFORMATION FOR BUSINESS COMBINATIONS" ("ASU 2010-29"). ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this Update also expand the supplemental pro forma disclosures under Topic 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amended guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a deficit accumulated during the development stage of $2,245 at April 30, 2011, and had a net loss of $2,245, with no revenues earned since inception.

While the Company is attempting to generate sufficient revenues, the Company's cash position may not be enough to support the Company's daily operations. Management intends to raise additional funds by way of a public or private offering. Management believes that the actions presently being taken to further implement its business plan and generate sufficient revenues provide the opportunity for the Company to continue as a going concern. While the Company believes in the viability of its strategy to generate sufficient revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company's ability to further implement its business plan and generate sufficient revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 - STOCKHOLDER'S DEFICIT

Common stock includes 50,000 shares authorized at a par value of $1.00, of which 100 have been issued to its Chief President at par value of $1.00 per share or $100 for compensation at inception on April 11, 2011.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Company is provided the office space by the president of the Company without cost. The management determined that such cost is nominal and did not recognize rent expense in its financial statements.

NOTE 6 - INCOME TAXES

DEFERRED TAX ASSETS

At April 30, 2011, the Company had net operating loss ("NOL") carry-forwards for Federal income tax purposes of $2,245 that may be offset against future taxable income through 2031. No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company's net deferred tax assets of approximately $763 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $763.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization. The valuation allowance increased approximately $1,273 for the period ended April 30, 2011.

Components of deferred tax assets at April 30, 2011are as follows:

     Net Deferred Taxes - Non- Current:
       Expected income tax benefit from NOL carry-forward              $   763
     Less valuation allowance                                             (763)
                                                                       -------

     Deferred tax assets, net of valuation allowance                   $    --
                                                                       =======

INCOME TAXES IN THE STATEMENTS OF OPERATIONS

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

     Federal statutory income tax rate                                    34.0%
     Change in valuation allowance on net                                (34.0)%
                                                                       -------
     Effective income tax rate                                             0.0%
                                                                       =======
NOTE 7 - SUBSEQUENT EVENTS

Management has evaluated all events that occurred after the balance sheet date through the date when these financial statements were issued to determine if they must be reported. The Management of the Company has determined that there were no reportable subsequent events to be disclosed.